SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 22, 1994
                                                        ------------------

                        CONNECTICUT NATURAL GAS CORPORATION
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              (Exact name of registrant as specified in its charter)

                                    Connecticut
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                  (State or other jurisdiction of incorporation)

      1-7727                                                     06-0383860
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   (Commission                                              (I.R.S. Employer
   File Number)                                            Identification No.)

   100 Columbus Boulevard, Hartford, Connecticut                         06103
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   (Address of principal executive offices)                         (Zip Code)

                Registrant's telephone number, including area code

                                  (203) 727-3000
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
   Item 5.  Other Information
   --------------------------

   (a) Press Release

   Fiscal Year 1994 Earnings
   -------------------------



   CONNECTICUT NATURAL GAS CORPORATION ANNOUNCES INCREASE IN YEAR-END EARNINGS


   HARTFORD, Connecticut, November 22, 1994 --- Connecticut Natural Gas

   Corporation (NYSE:CTG) today reported consolidated net income for the fiscal year ending September 30, 1994 of $17,637,000, up 5.1% from

   $16,788,000 for fiscal 1993.  Consolidated earnings per share were $1.85,

   compared with $1.76 in fiscal 1993.



   Victor H. Frauenhofer, Chairman, President and Chief Executive Officer

   said, "Earnings for the year benefitted from new rates which were approved by regulators and took effect in December and from weather that was 7 percent colder than normal and 4 percent colder than the previous year."



   Mr. Frauenhofer continued, "Aggressive cost containment and increased off-

   system sales were also factors in the year's financial improvement.  CTG continued its aggressive marketing efforts during fiscal 1994 which resulted in 1.3 million MCF in new sales, from both traditional and non-

   traditional sources."



   The Company also announced a voluntary early retirement program in August of 1994.  Twenty employees accepted retirement effective November 1, 1994.

   The $1.3 million in expenses associated with this program were recognized by CTG in the fourth quarter of fiscal 1994.



   Connecticut Natural Gas Corporation is the largest distributor of natural

   gas in Connecticut and   currently serves approximately 140,000 customers

   in 22 municipalities in Greater Hartford/New Britain areas and Greenwich.





   The Company's nonregulated subsidiary provides district heating and cooling to the downtown Hartford and State Capitol areas.

                                                                      more. . .

   Connecticut Natural Gas Corporation - News Release
   November 22, 1994
   Page 2


                                CONNECTICUT NATURAL GAS CORPORATION



   Period Ending September 30, 1994
   (dollars in thousands except per share data)


                                          Twelve Months Ended           Three Months Ended
                                             September 30,                 September 30,
                                          1994          1993            1994          1993


   Consolidated Gross Revenues         $ 290,662      $ 265,337      $  37,954      $  40,122


   Consolidated Net Income/(Loss)      $  17,703      $  16,855      $  (3,105)     $  (2,764)

   Balance Available
     for Common Stock                  $  17,637      $  16,788      $  (3,122)     $  (2,781)

   Consolidated Net Income/(Loss)
     per Common Share                    $  1.85        $  1.76        $  (.33)       $  (.29)

   Average Common
     Shares Outstanding                9,539,695      9,527,772      9,542,296      9,542,296

   Dividends Per Common Share            $  1.48        $  1.46        $   .37        $   .37

   (b) Unaudited financial statements for the fiscal year ending September 30, 1994

                                                                                     "UNAUDITED"
                                    Consolidated Balance Sheets
                                    September 30, 1994 and 1993
                                       (Thousands of Dollars)

                                               Assets


                                                                      1994           1993
                                                                      ----           ----
   Plant and Equipment:
      Plant in service                                             $ 428,366      $ 402,175
      Construction work in progress                                    2,762          1,355
                                                                   ---------      ---------
                                                                     431,128        403,530
      Less-Allowance for depreciation                                119,392        106,919
                                                                   ---------      ---------
                                                                     311,736        296,611
                                                                   ---------      ---------
   Investments, at equity                                              5,147          4,874
                                                                   ---------      ---------
   Current Assets:
      Cash and cash equivalents                                        1,126          1,546
      Accounts receivable (less allowance for
        doubtful accounts of $4,017 in 1994
        and $3,068 in 1993)                                           24,376         22,911
      Accrued utility revenue                                          3,714          4,632
      Inventories                                                     18,326         20,413
      Prepaid expenses                                                10,107          3,379
      Recoverable purchased gas costs                                  3,769              -
                                                                   ---------      ---------
           Total Current Assets                                       61,418         52,881
                                                                   ---------      ---------
   Other Assets:
      Unrecovered future taxes                                        46,759         51,023
      Recoverable transition costs                                     6,925         15,000
      Other assets                                                    26,569         24,196
                                                                   ---------      ---------
           Total Other Assets                                         80,253         90,219
                                                                   ---------      ---------
                                                                   $ 458,554      $ 444,585
                                                                   =========      =========


   The accompanying notes are an integral part of these financial statements.

                                                                                     "UNAUDITED"
                              Consolidated Balance Sheets (Concluded)
                                    September 30, 1994 and 1993
                                      (Thousands of Dollars)

                                   Capitalization and Liabilities

                                                                      1994           1993
                                                                      ----           ----

   Capitalization (see accompanying statements):
      Common stock equity                                          $ 139,481      $ 136,322
      Preferred stock, not subject to
         mandatory redemption                                            909            944
      Long-term debt                                                 154,193        137,984
                                                                   ---------      ---------
                                                                     294,583        275,250
                                                                   ---------      ---------
   Notes Payable Under Revolving Credit Agreements                         -          4,500
                                                                   ---------      ---------
   Current Liabilities:
      Current portion of long-term debt                                3,791          4,653
      Notes payable and commercial paper                              18,500         10,000
      Accounts payable and accrued expenses                           37,906         42,084
      Refundable purchased gas costs                                       -          3,758
      Accrued taxes                                                    3,543          1,105
      Accrued interest                                                 4,236          3,423
                                                                   ---------      ---------
           Total Current Liabilities                                  67,976         65,023
                                                                   ---------      ---------
   Deferred Credits:
      Deferred income taxes                                           36,916         27,450
      Unfunded deferred income taxes                                  46,759         51,023
      Investment tax credits                                           3,644          3,864
      Refundable taxes                                                 3,275          4,024
      Accrued transition costs                                         1,925          7,678
      Other                                                            3,476          5,773
                                                                   ---------      ---------
           Total Deferred Credits                                     95,995         99,812
                                                                   ---------      ---------
   Commitments and Contingencies
                                                                   ---------      ---------
                                                                   $ 458,554      $ 444,585
                                                                   =========      =========

   The accompanying notes are an integral part of these financial statements.

                                                                                     "UNAUDITED"
                                 Consolidated Statements of Income
                       For the Years Ended September 30, 1994, 1993 and 1992
                          (Thousands of Dollars Except for Per Share Data)

                                                             1994           1993           1992
                                                             ----           ----           ----

   Operating Revenues                                     $ 290,662      $ 265,337      $ 236,189
   Less:  Cost of Energy                                    155,547        145,904        118,822
          State Gross Revenues Tax                           11,863         11,095         10,421
                                                          ---------      ---------      ---------
   Operating Margin                                         123,252        108,338        106,946
                                                          ---------      ---------      ---------
   Operating Expenses:
      Operations                                             48,361         39,709         39,947
      Maintenance                                             7,683          7,469          7,864
      Depreciation and amortization                          15,507         12,649         11,333
      Income taxes                                           13,353         13,438         12,334
      Local property taxes                                    5,259          5,090          5,585
      Other taxes                                             2,177          1,797          1,984
                                                          ---------      ---------      ---------
                                                             92,340         80,152         79,047
                                                          ---------      ---------      ---------
   Operating Income                                          30,912         28,186         27,899
                                                          ---------      ---------      ---------
   Other Income/(Deductions),
      net of income taxes:
      Allowance for equity funds used
        during construction                                      21            607             19
      Equity in partnership earnings                            868            970            936
      Other income/(deductions)                              (1,007)          (614)           524
      Income taxes                                             (113)          (552)          (374)
                                                          ---------      ---------      ---------
                                                               (231)           411          1,105
                                                          ---------      ---------      ---------
   Interest and Debt Expense, net:
      Interest on long-term debt                             10,997          9,985         11,485
      Other interest                                          1,573          1,782          1,908
      Allowance for borrowed funds used
        during construction                                     (14)          (404)           (12)
      Amortization of debt expense                              422            379            358
                                                          ---------      ---------      ---------
                                                             12,978         11,742         13,739
                                                          ---------      ---------      ---------
   Net Income                                                17,703         16,855         15,265

   Less-Dividends on Preferred Stock                             66             67             68
                                                          ---------      ---------      ---------
   Net Income Applicable to Common Stock                  $  17,637      $  16,788      $  15,197
                                                          =========      =========      =========

    The accompanying notes are an integral part of these financial statements.

                                                                                     "UNAUDITED"
                           Consolidated Statements of Income (Concluded)
                       For the Years Ended September 30, 1994, 1993 and 1992
                          (Thousands of Dollars Except for Per Share Data)

                                                             1994           1993           1992
                                                             ----           ----           ----
   Net Income Applicable to Common Stock                  $  17,637      $  16,788      $  15,197
                                                          =========      =========      =========

   Average Common Shares Outstanding
      During the Period                                   9,539,695      9,527,772      8,704,897
                                                          =========      =========      =========

   Income Per Average Share of
      Common Stock                                        $    1.85      $    1.76      $    1.75
                                                          =========      =========      =========

   Dividend Per Share of Common Stock                     $    1.48      $    1.46      $    1.44
                                                          =========      =========      =========


   The accompanying notes are an integral part of these financial statements.

                                                                                     "UNAUDITED"
                               Consolidated Statements of Cash Flows
                       For the Years Ended September 30, 1994, 1993 and 1992
                                       (Thousands of Dollars)

                                                              1994         1993         1992
                                                              ----         ----         ----

   Cash Flows from Operations:                               $ 24,929     $ 20,729     $ 42,235
                                                             --------     --------     --------


   Cash Flows from Investing Activities:
      Capital expenditures                                    (27,859)     (25,531)     (26,145)
      Other investing activities                               (1,890)      (9,186)     (11,444)
                                                             --------     --------     --------
      Net cash used in investing activities                   (29,749)     (34,717)     (37,589)
                                                             --------     --------     --------
   Cash Flows from Financing Activities:
      Dividends paid                                          (14,184)     (13,999)     (12,609)
      Issuance of common stock                                      -       16,913        3,953
      Other stock activity, net                                  (763)         (16)         (12)
      Issuance of long-term debt                               20,000       35,100       55,000
      Principal retired on long-term debt                      (4,653)     (19,354)     (44,515)
      Short-term debt                                           4,000       (3,450)      (7,350)
                                                             --------     --------     --------
      Net cash provided (used) by
         financing activities                                   4,400       15,194       (5,533)
                                                             --------     --------     --------
   Increase (Decrease) in Cash and
      Cash Equivalents                                           (420)       1,206         (887)
   Cash and Cash Equivalents at
      Beginning of Year                                         1,546          340        1,227
                                                             --------     --------     --------
   Cash and Cash Equivalents at
      End of Year                                            $  1,126     $  1,546     $    340
                                                             ========     ========     ========


   The accompanying notes are an integral part of these financial statements.

                                                                                     "UNAUDITED"
                         Consolidated Statements of Cash Flows (Concluded)
                       For the Years Ended September 30, 1994, 1993 and 1992
                                       (Thousands of Dollars)

                                                               1994         1993         1992
                                                               ----         ----         ----

   Schedule Reconciling Earnings to
      Cash Flows from Continuing Operations:
      Income                                                 $ 17,703     $ 16,855     $ 15,265
                                                             --------     --------     --------

      Adjustments to reconcile income
         to net cash:
         Depreciation and amortization                         16,296       13,028       11,691
         Provision for uncollectible
           accounts                                             6,582        3,469        3,247
         Deferred income taxes, net                             8,538          915        5,169
         Undistributed affiliate earnings                        (868)        (970)        (936)
         Cash distributions received from
           investments                                            240        1,154            -
      Change in assets and liabilities:
         Accounts receivable                                   (9,047)      (4,340)      (8,190)
         Accrued utility revenue                                  918         (339)          72
         Inventories                                            2,087       (7,073)      (1,489)
         Unrecovered/(refundable)
           purchased gas costs                                 (7,527)      (8,564)      11,524
         Prepaid expenses                                      (6,728)      (1,021)       1,122
         Accounts payable and accrued expenses                   (927)      10,011        4,334
         Other assets/liabilities                              (2,338)      (2,396)         426
                                                             --------     --------     --------
           Total adjustments                                    7,226        3,874       26,970
                                                             --------     --------     --------
      Cash flows from
         operations                                          $ 24,929     $ 20,729     $ 42,235
                                                             ========     ========     ========


   Supplemental Disclosures of Cash Flow
      Information:
   Cash Paid During the Year for:
      Interest                                               $ 10,138     $  8,794     $  9,379
                                                             ========     ========     ========
      Income taxes                                           $  9,972     $  9,837     $  8,337
                                                             ========     ========     ========


      The accompanying notes are an integral part of these financial statements.

                              Consolidated Statements of Capitalization              "UNAUDITED"
                                    September 30, 1994 and 1993
                                       (Thousands of Dollars)
                                                                             1994          1993
   Common Stock Equity:                                                      ----          ----
      Common stock, $3.125 par value, authorized
        20,000,000 shares, issued 9,542,296 shares
        in 1994 and 1993, outstanding 9,539,079
        shares in 1994 and 9,542,296 shares in 1993                        $ 29,820      $ 29,820
      Capital in excess of par value                                         66,657        66,915
      Retained earnings                                                      43,264        39,744
                                                                           --------      --------
                                                                            139,741       136,479
                                                                           --------      --------
      Less:  Unearned compensation - restricted
               stock awards                                                    (157)         (157)
             Treasury stock, 3,217 shares in 1994                              (103)            -
                                                                           --------      --------
                                                                            139,481       136,322
                                                                           --------      --------

   Preferred Stock, Not Subject to Mandatory
      Redemption:
      $3.125 par value, 8%, noncallable, authorized
        916,952 shares in 1994 and 927,687 shares
        in 1993, issued and outstanding 141,480 shares
        in 1994 and 152,215 shares in 1993, entitled to
        preference on liquidation at $6.25 per share                            442           476

      $100 par value, callable, authorized 9,999,635
        shares in 1994 and 9,999,644 shares in 1993
        6% Series B, issued and outstanding 4,671
        shares in 1994 and 4,680 shares in 1993                                 467           468
                                                                           --------      --------
                                                                                909           944
                                                                           --------      --------
   Long-Term Debt:
      First Mortgage Bonds -
        8.8%, due 2001                                                       14,000        16,000
        9.16%, due 2004                                                      18,000        18,000
      Industrial Revenue Demand Bonds -
        1986 and 1988 series,
        weighted average interest rate of
        2.677% in 1994 and 3.18% in 1993, due 2006                           13,400        14,000
      First Mortgage Notes -
        10.5%, due 2010                                                       1,058         1,084
      Secured Note, 6.89%, due 2010                                          14,495        14,997
      Secured Term Note, 8.3%, due 1994                                           -           900
      Secured Term Note, 10.72%, due 1997                                     2,031         2,656
      Unsecured Medium Term Notes -
        6.48%, due 1997                                                      10,000        10,000
        7.61% to 7.82%, due 2002 to 2004                                     20,000        10,000
        6.85% to 8.12%, due 2012 to 2014                                     30,000        25,000
        8.96% to 9.1%, due 2016 to 2017                                      30,000        30,000
        8.49%, due 2024                                                       5,000             -
      Less - Current Maturities                                              (3,791)       (4,653)
                                                                           --------      --------
                                                                            154,193       137,984
                                                                           --------      --------
                                                                           $294,583      $275,250
                                                                           ========      ========

   The accompanying notes are an integral part of these financial statements.

                                                                                     "UNAUDITED"
                           Consolidated Statements of Common Stock Equity
                       For the Years Ended September 30, 1994, 1993 and 1992
                         (Thousands of Dollars Except for Number of Shares)

                                     Common Stock
                                  -------------------  Capital in
                                   Number of     Par    Excess of  Treasury   Unearned     Retained
                                   Shares       Value   Par Value   Stock   Compensation   Earnings
                                   ---------   ------- ----------  -------- ------------  ---------
   Balance at September 30,
     1991                          8,608,991   $26,906    $49,128   $  (16)     $   (321)   $34,232
     Issuance through dividend
      reinvestment and employee
      benefit plans                  182,315       570      3,294        -             -          -
     Net income after preferred
      dividends                            -         -          -        -             -     15,197
     Issuance of treasury stock          750         -          -       14             -          -
     Amortization and
      adjustment of restricted
      shares                               -         -         75        -            13          -
     Dividends                             -         -          -        -             -    (12,541)
                                   ---------   -------    -------   ------        ------   --------
   Balance at September 30,
     1992                          8,792,056    27,476     52,497       (2)         (308)    36,888
     Public offering                 750,000     2,344     14,217        -             -          -
     Issuance through dividend
      reinvestment and employee
      benefit plans                      136         -          4        -             -          -
     Net income after preferred
      dividends                            -         -          -        -             -     16,788
     Issuance of treasury stock          104         -          1        2             -          -
     Amortization and
      adjustment of restricted
      shares                               -         -        196        -           151          -
     Dividends                             -         -          -        -             -    (13,932)
                                   ---------   -------    -------   ------        ------   --------
   Balance at September 30,
     1993                          9,542,296    29,820     66,915        -          (157)    39,744

     Issuance through dividend
      reinvestment and employee
      benefit plans                        -         -          -        -             -          -
     Net income after preferred
      dividends                            -         -          -        -             -     17,637
     Purchase of restricted
      stock awards                         -        -           -        -          (728)
     Amortization and
      adjustment of restricted
      shares                          (3,217)        -       (258)    (103)          728          -
     Dividends                             -         -          -        -             -    (14,117)
                                   ---------   -------    -------   ------        ------   --------
   Balance at September 30,
     1994                          9,539,079   $29,820    $66,657   $ (103)       $ (157)   $43,264
                                   =========   =======    =======   ======        ======   ========


   The accompanying notes are an integral part of these financial statements.

                                     SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CONNECTICUT NATURAL GAS CORPORATION



   Date        11/22/94                      S/  Andrew H. Johnson
        ---------------------          ---------------------------------
                                                (Andrew H. Johnson)
                                     Treasurer and Chief Accounting Officer



                                    (On behalf of the registrant and as Chief
                                       Accounting Officer)